SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported) August 15, 2003



                   CONTINENTAL INFORMATION SYSTEMS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



                New York                       0-25104            16-0956508
                --------                       -------            ----------
       State or other jurisdiction           Commission          IRS Employer
            of incorporation                 File Number      Identification No.


7 Mikve Israel, # 36351, Tel Aviv, Israel                           61362
-----------------------------------------                           -----
Address of principal executive offices                             Zip Code


                                 (972) 66-394451
                                 ---------------
               Registrant's Telephone Number, Including Area Code


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CONTINENTAL INFORMATION SYSTEMS CORPORATION

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Item 6.   Resignation of Registrant's Director
          ------------------------------------

Continental Information Systems Corporation (the "Company") announced that the Company had appointed Guy Zahavi, a specialist in brokerage technology and business operations as a Director. Mr. Zahavi had been serving as a consultant to the Company since July 21, 2003. Mr. Zahavi holds a B.A. in Economics and Management from The Academic College of Tel Aviv, of Tel Aviv University. Mr. Zahavi served in the Israeli Air Force attaining the rank of Major. Mr. Zahavi was also appointed the Chief Executive Officer of the Company following the resignation of Jonah Meer as a Director and Officer. Mr. Meer will remain as a consultant to the Company to assist the Company in winding down its businesses, recovering on its assets and resolving its litigation.


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CONTINENTAL INFORMATION SYSTEMS CORPORATION

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CONTINENTAL INFORMATION SYSTEMS CORPORATION


Date:  August 22, 2003               By:     /s/Guy Zahavi
                                             -----------------------------------
                                     Name:   Guy Zahavi
                                     Title:  Chief Executive Officer


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